UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C., 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 6, 2007


                              Qlinks America, Inc.


           Colorado                0001216014                    90-0138998
           --------                ----------                    ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


               112 N. Rubey Dr., Suite 180, Golden, Colorado 80403
               ---------------------------------------------------
                     (Address of principal executive office)

                                 (303) 328-3290
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

(   )  Written communications pursuant to Rule 425 under the Securities Act
       (17CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4( c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 6, 2007, Qlinks America, Inc. was informed of the death of our Chairman of our Board of Directors and Secretary, William R. Jones, who passed away on September 5, 2007. Mr. Jones founded Qlinks America, Inc. in 2003 and served as an officer and director since its inception and will be greatly missed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Qlinks America, Inc.



Dated: September 10, 2007                 By: /s/ James O. Mulford
                                              ----------------------------------
                                          James O. Mulford
                                          President and Chief Executive Officer